JPMorgan Floating Rate Income Fund
Schedule of Portfolio Investments as of May 31, 2023
(Unaudited)
THE “UNAUDITED MUTUAL FUNDS HOLDINGS” LIST (“the
List”) IS TO BE USED FOR REPORTING PURPOSES ONLY. IT IS
NOT TO BE REPRODUCED FOR USE AS ADVERTISING OR
SALES LITERATURE WITH THE GENERAL PUBLIC. The list is
submitted for the general information of the shareholders of the Fund.
It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus. The list has been created from the books and records of the Fund. Holdings are available 60 days after the fund’s fiscal quarter, using a trade date accounting convention, by contacting the appropriate service center.
The list is subject to change without notice. The list is for informational purposes only and is not intended as an offer or solicitation with respect to the purchase or sale of any security.

JPMorgan Asset Management is the marketing name for the asset management business of J.P. Morgan Chase & Co.
J.P. Morgan Distribution Services, Inc., member FINRA.
© J.P. Morgan Chase & Co., 2023.

JPMorgan Floating Rate Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — 83.7% (a) (b)
Aerospace & Defense — 2.1%
Spirit Aerosystems, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.50%), 9.55%, 1/15/2027	791	790
TransDigm Group Inc., 1st Lien Term Loan I (3-MONTH CME TERM SOFR + 3.25%), 8.15%, 8/24/2028	1,878	1,867
Ultra Resources, Inc., 1st Lien Term Loan B (ICE LIBOR USD 6 Month + 3.50%), 8.56%, 8/3/2029	1,713	1,665
Vertex Aerospace Services Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 8.90%, 12/6/2028	1,649	1,633
		5,955
Automobile Components — 1.8%
Adient US LLC, Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.52%, 4/10/2028	1,312	1,307
DexKo Global, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 8.91%, 10/4/2028	1,298	1,225
Holley, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 9.15%, 11/17/2028	961	830
Truck Hero, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 8.90%, 1/31/2028	825	751
Wheel Pros, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.50%), 9.77%, 5/11/2028	1,402	867
		4,980
Beverages — 0.9%
Triton Water Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 8.66%, 3/31/2028	1,596	1,510
Tropicana, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.25%), 8.25%, 1/24/2029	995	907
		2,417
Broadline Retail — 1.3%
Getty Images, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.50%), 9.51%, 2/19/2026	1,298	1,295
GoodRx, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 7.87%, 10/10/2025	1,366	1,346
Shutterfly, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 5.00%), 10.27%, 9/25/2026	1,996	1,143
		3,784
Building Products — 2.5%
Advanced Drainage Systems, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.25%), 7.34%, 7/31/2026	685	688
AZZ Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.25%), 9.50%, 5/13/2029	987	986
Cabinetworks, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 9.41%, 5/17/2028	918	745
Chamberlain Group LLC (The), 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.27%, 11/3/2028	1,592	1,507
Griffon Corp., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.25%), 7.30%, 1/24/2029	1,064	1,054
MI Windows & Doors, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.75%, 12/18/2027	711	697
Quikrete Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 8.15%, 3/19/2029	1,494	1,482
		7,159
Capital Markets — 0.8%
Duff & Phelps Corp., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.75%), 8.65%, 4/9/2027	1,348	1,278
Intrado Corp., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.00%), 9.05%, 1/31/2030	1,000	975
		2,253
Chemicals — 2.7%
Gates Global LLC, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 2.50%), 7.75%, 3/31/2027	808	798
Gates Global LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.65%, 11/16/2029	249	248
INEOS Enterprises Holdings Ltd., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.50%), 8.86%, 8/28/2026	1,618	1,608
Ineos US Finance LLC, 1st Lien Term Loan B (Luxembourg) (1-MONTH CME TERM SOFR + 3.50%), 8.75%, 2/18/2030	2,005	1,986
INEOS US Petrochem LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.75%), 8.02%, 1/29/2026	913	903
PQ Corp., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.50%), 7.65%, 6/9/2028	1,709	1,689
Trinseo Materials Operating SCA, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 7.15%, 9/6/2024	401	378
		7,610

JPMorgan Floating Rate Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Commercial Services & Supplies — 5.0%
Allied Universal Holdco LLC, 1st Lien Term Loan B
(1-MONTH CME TERM SOFR + 3.75%), 9.00%, 5/12/2028	1,298	1,218
(3-MONTH SOFR + 4.75%), 9.88%, 5/12/2028 (c)	385	368
API Group DE, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 2.50%), 7.52%, 10/1/2026	1,450	1,446
Conservice Midco LLC, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 4.25%), 9.40%, 5/13/2027	1,035	1,022
Ensemble RCM LLC, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.75%), 8.90%, 8/3/2026	1,128	1,127
Garda World Security Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.25%), 9.44%, 10/30/2026	1,540	1,514
Harsco Corp., Term Loan B-3 (1-MONTH CME TERM SOFR + 2.25%), 7.52%, 3/10/2028	1,197	1,157
Madison IAQ LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 8.30%, 6/21/2028	2,055	1,965
Nielsen Holdings plc, Term Loan B-3 (ICE LIBOR USD 1 Month + 3.75%), 8.90%, 3/6/2028	1,507	1,295
Prime Security Services Borrower LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 7.84%, 9/23/2026	3,123	3,100
		14,212
Communications Equipment — 1.4%
Ciena Corporation, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.50%), 7.58%, 1/18/2030	1,546	1,543
CommScope, Inc., 1st Lien Term Loan B-2 (Netherlands) (ICE LIBOR USD 1 Month + 3.25%), 8.40%, 4/6/2026	2,680	2,512
		4,055
Construction & Engineering — 1.7%
Osmose Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 8.40%, 6/23/2028	1,608	1,532
Pike Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.65%, 1/21/2028	806	801
Pike Corp., Delayed Draw Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.27%, 1/21/2028	1,638	1,619
Zekelman Industries, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 2.00%), 7.02%, 1/24/2027	789	778
		4,730
Consumer Staples Distribution & Retail — 2.3%
Moran Foods LLC, 2nd Lien Term Loan (3-MONTH CME TERM SOFR + 9.50%), 14.46%, 12/31/2026	2,560	1,792
Moran Foods, LLC, 1st Lien Super Senior Delayed Term Loan (3-MONTH SOFR + 11.50%), 16.55%, 6/30/2026 ‡	278	278
Moran Foods, LLC, 1st Lien Term Loan
(3-MONTH CME TERM SOFR + 7.25%), 12.21%, 6/30/2026	1,865	1,679
(3-MONTH CME TERM SOFR + 7.25%), 12.21%, 6/30/2026 ‡	1,502	1,201
United Natural Foods, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.52%, 10/22/2025	842	839
Utz Quality Foods LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.27%, 1/20/2028	783	779
		6,568
Containers & Packaging — 3.2%
BWAY Intermediate Company Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.00%), 8.99%, 8/14/2026 (c)	2,100	2,051
Graham Packaging Co., Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.00%), 8.27%, 8/4/2027	1,509	1,469
LABL, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 5.00%), 10.25%, 10/29/2028	1,538	1,495
Pactiv Evergreen Group Holdings, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.52%, 9/24/2028	608	594
Reynolds Group Holdings, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 8.52%, 2/5/2026	1,052	1,044
Ring Container Technologies LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 8.65%, 8/12/2028	1,076	1,060
Tekni-Plex, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.00%), 9.16%, 9/15/2028	1,281	1,226
		8,939
Diversified Consumer Services — 1.5%
Clarios Global LP, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 8.90%, 5/6/2030 (c)	1,000	989
Interior Logic Group, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.75%, 4/3/2028	1,342	978

JPMorgan Floating Rate Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Diversified Consumer Services — continued
LegalShield, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 8.90%, 12/15/2028	1,231	1,189
St. George's University Scholastic Services LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.50%, 2/10/2029	1,011	991
		4,147
Diversified Telecommunication Services — 1.7%
CenturyLink, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.25%), 7.52%, 3/15/2027	1,302	894
Cincinnati Bell, Inc., 1st Lien Term Loan B-2 (1-MONTH CME TERM SOFR + 3.25%), 8.50%, 11/22/2028	1,109	1,040
Intelsat Jackson Holdings SA, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 4.25%), 9.44%, 2/1/2029	2,294	2,252
Numericable U.S. LLC, 1st Lien Term Loan B-14 (France) (3-MONTH CME TERM SOFR + 5.50%), 10.49%, 8/15/2028	635	529
		4,715
Electric Utilities — 1.6%
Astoria Energy LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 8.66%, 12/10/2027	782	773
Carroll County Energy LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 8.66%, 2/16/2026	1,018	984
Exelon Corp., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.50%), 5.26%, 12/15/2027	1,414	1,402
PG&E Corp., Exit Term Loan (ICE LIBOR USD 1 Month + 3.00%), 8.19%, 6/23/2025	1,250	1,237
		4,396
Electrical Equipment — 1.8%
Brookfield WEC Holdings, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 2.75%), 7.90%, 8/1/2025	2,005	1,981
Cortes NP Acquisition Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 7.81%, 3/2/2027	1,713	1,684
Emerson Climate Technologies Inc., 1st Lien Term Loan B (3-MONTH SOFR + 3.50%), 3.50%, 5/31/2030 (c)	1,500	1,482
		5,147
Electronic Equipment, Instruments & Components — 1.0%
Ingram Micro, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 8.66%, 6/30/2028	1,529	1,468
Mirion Technologies, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 7.90%, 10/20/2028	1,510	1,487
		2,955
Energy Equipment & Services — 0.5%
Medallion Midland Acquisition LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.75%), 8.91%, 10/18/2028	1,402	1,381
Entertainment — 1.6%
Banijay Entertainment, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 8.69%, 3/1/2028	843	831
Delta 2 (Lux) SARL, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.15%, 1/15/2030	2,000	1,998
WMG Acquisition Corp., 1st Lien Term Loan G (ICE LIBOR USD 1 Month + 2.13%), 7.28%, 1/20/2028	1,847	1,829
		4,658
Financial Services — 0.5%
Trans Union LLC, Term Loan B-6 (1-MONTH CME TERM SOFR + 2.25%), 7.52%, 12/1/2028	1,379	1,367
Food Products — 0.6%
B&G Foods, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 7.52%, 10/10/2026	550	528
Shearer's Foods LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 8.65%, 9/23/2027	1,071	1,037
		1,565
Ground Transportation — 2.4%
First Student Bidco, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 8.14%, 7/21/2028	2,631	2,441
First Student Bidco, Inc., 1st Lien Term Loan C (ICE LIBOR USD 3 Month + 3.00%), 8.14%, 7/21/2028	1,113	1,032
Genesee & Wyoming, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 2.00%), 7.00%, 12/30/2026	1,624	1,616

JPMorgan Floating Rate Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Ground Transportation — continued
Hertz Corp. (The), 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 8.27%, 6/30/2028	1,553	1,535
Hertz Corp. (The), 1st Lien Term Loan C (ICE LIBOR USD 1 Month + 3.25%), 8.27%, 6/30/2028	298	295
		6,919
Health Care Equipment & Supplies — 2.3%
Insulet Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.52%, 5/4/2028	3,816	3,800
Medline, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 8.40%, 10/23/2028	2,944	2,851
		6,651
Health Care Providers & Services — 4.5%
AHP Health Partners, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 8.65%, 8/24/2028	1,144	1,137
Envision Healthcare Corp., 1st Lien Term Loan
(3-MONTH CME TERM SOFR + 3.75%), 8.65%, 3/31/2027	2,736	23
(3-MONTH CME TERM SOFR + 4.25%), 9.15%, 3/31/2027	1,120	163
ICON Luxembourg SARL, 1st Lien Term Loan B, (Luxembourg)
(3-MONTH CME TERM SOFR + 2.25%), 7.41%, 7/3/2028	959	957
(3-MONTH CME TERM SOFR + 2.25%), 7.41%, 7/3/2028	239	238
LifePoint Health, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 9.02%, 11/16/2025	857	751
Med Parentco. LP, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.25%), 9.40%, 8/31/2026	1,295	1,195
Option Care Health, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 7.90%, 10/27/2028	1,501	1,496
Parexel International Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 8.40%, 11/15/2028	2,199	2,124
Pathway Vet Alliance LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 8.90%, 3/31/2027	1,022	858
PCI Pharma, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.50%), 8.66%, 11/30/2027	1,222	1,169
Pearl Intermediate Parent LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 7.90%, 2/14/2025	320	300
Pearl Intermediate Parent LLC, 1st Lien Term Loan B-3 (ICE LIBOR USD 1 Month + 3.50%), 8.65%, 2/14/2025	244	230
PetVet Care Centers LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 8.40%, 2/14/2025	736	692
Radiology Partners, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.25%), 9.52%, 7/9/2025	1,250	895
U.S. Renal Care, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.00%), 10.02%, 6/26/2026	958	500
		12,728
Hotels, Restaurants & Leisure — 2.3%
Caesars Entertainment, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.50%, 2/6/2030	1,967	1,948
Flutter Entertainment plc, 1st Lien Term Loan B (Ireland) (3-MONTH CME TERM SOFR + 3.25%), 8.41%, 7/22/2028	1,224	1,223
IRB Holding Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.25%, 12/15/2027	790	765
UFC Holdings LLC, 1st Lien Term Loan B-3 (ICE LIBOR USD 3 Month + 2.75%), 8.05%, 4/29/2026	599	591
Whataburger, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 8.40%, 8/3/2028	1,944	1,902
		6,429
Household Durables — 0.6%
KDC US Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 8.77%, 12/22/2025	1,112	1,061
Traeger Grills, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 8.40%, 6/29/2028 (c)	867	714
		1,775
Independent Power and Renewable Electricity Producers — 0.6%
Calpine Construction Finance Co. LP, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.00%), 7.15%, 1/15/2025	1,043	1,041
Invenergy LLC, Term Loan (1-MONTH CME TERM SOFR + 3.75%), 9.02%, 8/28/2025	713	706
		1,747
Insurance — 2.1%
Asurion LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 8.40%, 7/31/2027	795	720

JPMorgan Floating Rate Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Insurance — continued
Asurion LLC, 1st Lien Term Loan B-11 (1-MONTH CME TERM SOFR + 4.25%), 9.50%, 8/19/2028	1,419	1,303
Asurion LLC, 1st Lien Term Loan B-3 (ICE LIBOR USD 1 Month + 5.25%), 10.40%, 1/31/2028	1,510	1,239
Asurion LLC, Term Loan B-10 (1-MONTH CME TERM SOFR + 4.00%), 9.25%, 8/19/2028	692	635
HUB International Ltd., 1st Lien Term Loan B (ICE LIBOR USD 2 Month + 3.00%), 8.14%, 4/25/2025	987	979
USI, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.75%), 8.65%, 11/22/2029	1,034	1,017
		5,893
IT Services — 2.2%
Ahead DB Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 8.91%, 10/18/2027	450	425
Ancestry.com, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.50%, 12/6/2027	1,294	1,198
Go Daddy Group Co. Inc. (The), 1st Lien Term Loan B-5 (1-MONTH CME TERM SOFR + 3.00%), 8.15%, 11/9/2029	1,350	1,347
MH Sub I LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.25%), 9.28%, 5/3/2028	1,683	1,592
Virtusa Corp., 1st Lien Term Loan B
(ICE LIBOR USD 3 Month + 3.75%), 9.33%, 2/11/2028	617	606
(1-MONTH CME TERM SOFR + 3.75%), 9.00%, 2/15/2029	979	959
		6,127
Leisure Products — 0.4%
FGI Operating Co. LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 11.00%), 12.00%, 5/16/2023 ‡ (d)	3,879	423
Hercules Achievement, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 5.00%), 10.27%, 12/15/2026	912	846
		1,269
Life Sciences Tools & Services — 0.6%
Albany Molecular Research, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.75%), 8.90%, 8/30/2026	852	717
Avantor Funding, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.25%), 7.50%, 11/8/2027	989	985
		1,702
Machinery — 3.3%
Alliance Laundry Systems LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.50%), 8.56%, 10/8/2027 (c)	3,736	3,692
Gemini HDPE LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.00%), 8.31%, 12/31/2027	1,502	1,495
SPX Flow, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.50%), 9.75%, 4/5/2029	1,023	966
Sundyne, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 9.40%, 3/17/2027	1,721	1,661
Thyssenkrupp Elevator, 1st Lien Term Loan B-1 (Germany) (ICE LIBOR USD 6 Month + 3.50%), 8.60%, 7/30/2027	788	759
Titan Acquisition Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 8.15%, 3/28/2025	775	733
		9,306
Media — 5.6%
Altice Financing SA, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 5.00%), 9.99%, 10/28/2027	1,019	946
Clear Channel Outdoor Holdings, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.50%), 8.81%, 8/21/2026	3,827	3,595
CSC Holdings LLC, Term Loan B-6 (1-MONTH CME TERM SOFR + 4.50%), 9.56%, 1/18/2028	1,850	1,631
DirectV Financing LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 5.00%), 10.15%, 8/2/2027	1,718	1,628
E.W. Scripps Co., 1st Lien Term Loan B-3 (1-MONTH CME TERM SOFR + 2.75%), 8.02%, 1/7/2028	1,518	1,433
Gray Television, Inc., 1st Lien Term Loan D (1-MONTH CME TERM SOFR + 3.00%), 8.11%, 12/1/2028	934	886
Gray Television, Inc., 1st Lien Term Loan E (1-MONTH CME TERM SOFR + 2.50%), 7.61%, 1/2/2026	548	525
iHeartCommunications, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 8.15%, 5/1/2026	1,907	1,487
iHeartCommunications, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 8.40%, 5/1/2026	813	635
Summer (BC) Holdco B SARL, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.50%), 9.66%, 12/4/2026	1,168	1,079
Univision Communications, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 8.40%, 3/15/2026	2,083	2,008
		15,853

JPMorgan Floating Rate Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Oil, Gas & Consumable Fuels — 1.6%
Buckeye Partners LP, 1st Lien Term Loan B-1 (ICE LIBOR USD 1 Month + 2.25%), 7.28%, 11/1/2026 (c)	1,750	1,725
Grizzly Acquisitions, Inc., 1st Lien Term Loan B (Canada) (ICE LIBOR USD 3 Month + 3.25%), 8.43%, 10/1/2025	1,168	1,162
WhiteWater Whistler Holdings, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.15%, 2/15/2030	1,705	1,700
		4,587
Passenger Airlines — 1.1%
AAdvantage Loyality IP Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.75%), 10.00%, 4/20/2028 (c)	2,125	2,132
United Airlines, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 5.25%), 10.21%, 6/21/2027	1,020	1,055
		3,187
Personal Care Products — 2.0%
Conair Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 8.91%, 5/17/2028	1,780	1,646
Nestle Skin Health SA, Term Loan B (Luxembourg) (ICE LIBOR USD 3 Month + 3.75%), 8.91%, 10/1/2026	4,044	3,940
		5,586
Pharmaceuticals — 1.7%
Bausch Health Companies, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 5.25%), 10.42%, 2/1/2027	1,737	1,366
Elanco Animal Health, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 1.75%), 6.84%, 8/1/2027	1,994	1,931
Endo Pharmaceuticals, Inc., 1st Lien Term Loan B (1-MONTH PRIME + 6.00%), 14.25%, 3/27/2028	628	474
Jazz Pharmaceuticals plc, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 8.65%, 5/5/2028	979	976
		4,747
Professional Services — 0.6%
Star Merger Sub, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 8.41%, 2/6/2026	1,590	1,579
Semiconductors & Semiconductor Equipment — 2.3%
Brooks Automation, 1st Lien Term Loan B (6-MONTH SOFR + 3.10%), 6.61%, 2/1/2029	3,208	3,048
Brooks Automation, 2nd Lien Term Loan (1-MONTH SOFR + 5.60%), 10.49%, 2/1/2030	746	653
Entegris, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.75%), 7.66%, 7/6/2029	1,428	1,425
Synaptics, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.25%), 7.40%, 12/2/2028	1,520	1,496
		6,622
Software — 6.6%
Camelot Finance LP, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.02%, 10/30/2026	2,523	2,492
Consilio, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 9.15%, 5/12/2028	1,917	1,801
DigiCert, 1st Lien Term Loan
(3-MONTH CME TERM SOFR + 4.00%), 9.26%, 10/16/2026	816	797
(3-MONTH CME TERM SOFR + 7.00%), 12.26%, 2/19/2029	620	568
Genesys Telecom Holdings US, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 9.07%, 12/1/2027	2,458	2,393
ION Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 8.83%, 3/11/2028	1,417	1,367
Netsmart Technologies, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 9.15%, 10/1/2027	1,506	1,480
Project Boost Purchaser LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 8.65%, 6/1/2026	1,632	1,605
Proofpoint, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 8.40%, 8/31/2028	1,366	1,318
Quest Software US Holdings, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.25%), 9.45%, 2/1/2029	710	600
RealPage, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 8.15%, 4/24/2028	1,698	1,630
ThoughtWorks, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 7.65%, 3/24/2028	437	432
Ultimate Software Group, Inc. (The), 1st Lien Term Loan
(3-MONTH CME TERM SOFR + 3.25%), 8.27%, 5/4/2026	797	764
(3-MONTH CME TERM SOFR + 3.75%), 8.90%, 5/4/2026	1,550	1,494
		18,741

JPMorgan Floating Rate Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Specialty Retail — 4.1%
AppleCaramel Buyer LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 8.90%, 10/19/2027	1,361	1,337
Claire's Stores, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 6.50%), 11.75%, 12/18/2026 (e)	1,735	1,602
Leslie's Poolmart, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 3.00%, 3/9/2028	1,757	1,738
Petco Health and Wellness Co., Inc., Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.41%, 3/3/2028	2,164	2,118
PrimeSource, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 8.52%, 12/28/2027	1,535	1,435
Pure Fishing, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.50%), 9.65%, 12/22/2025	1,866	1,195
Serta Simmons Bedding LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 7.50%), 12.27%, 8/10/2023	1,012	554
SRS Distribution, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.75%, 6/2/2028	917	868
Staples, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 5.00%), 10.30%, 4/16/2026	973	827
		11,674
Textiles, Apparel & Luxury Goods — 0.3%
Birkenstock, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.59%, 4/28/2028	984	968
Total Loan Assignments (Cost $253,507)		237,083
Corporate Bonds — 7.7%
Automobile Components — 0.6%
American Axle & Manufacturing, Inc.
6.25%, 3/15/2026	895	859
6.50%, 4/1/2027	1,000	933
		1,792
Chemicals — 0.3%
Trinseo Materials Operating SCA 5.38%, 9/1/2025 (f)	1,150	906
Consumer Finance — 1.0%
Ford Motor Credit Co. LLC
4.13%, 8/17/2027	2,000	1,807
6.80%, 5/12/2028	1,110	1,098
		2,905
Diversified Telecommunication Services — 1.6%
CCO Holdings LLC
5.50%, 5/1/2026 (f)	1,000	980
5.13%, 5/1/2027 (f)	1,000	926
5.00%, 2/1/2028 (f)	2,825	2,567
		4,473
Health Care Providers & Services — 0.4%
Tenet Healthcare Corp.
5.13%, 11/1/2027	250	239
4.63%, 6/15/2028	1,000	930
		1,169
Hotels, Restaurants & Leisure — 0.3%
Royal Caribbean Cruises Ltd. 11.63%, 8/15/2027 (f)	750	815
IT Services — 0.2%
Ahead DB Holdings LLC 6.63%, 5/1/2028 (f)	850	691

JPMorgan Floating Rate Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Media — 1.3%
DISH DBS Corp.
5.88%, 11/15/2024	2,000	1,713
5.25%, 12/1/2026 (f)	750	592
Sirius XM Radio, Inc. 5.00%, 8/1/2027 (f)	1,500	1,360
		3,665
Oil, Gas & Consumable Fuels — 0.9%
Antero Midstream Partners LP 7.88%, 5/15/2026 (f)	1,000	1,014
NuStar Logistics LP 5.63%, 4/28/2027	1,500	1,420
		2,434
Specialty Retail — 1.1%
PetSmart, Inc. 4.75%, 2/15/2028 (f)	750	694
Staples, Inc. 7.50%, 4/15/2026 (f)	2,768	2,275
		2,969
Total Corporate Bonds (Cost $24,032)		21,819
	SHARES (000)
Convertible Preferred Stocks — 2.3%
Specialty Retail — 2.3%
Claire's Stores, Inc. ‡ * (Cost $755)	3	6,377
Common Stocks — 1.5%
Broadline Retail — 0.1%
Moran Foods Backstop Equity ‡ *	167	417
Media — 0.2%
Clear Channel Outdoor Holdings, Inc. *	369	454
iHeartMedia, Inc., Class A *	62	147
		601
Professional Services — 0.8%
NMG, Inc. ‡ *	17	2,210
Specialty Retail — 0.4%
Claire's Stores, Inc. ‡ *	3	1,017
Total Common Stocks (Cost $6,516)		4,245
	NO. OF WARRANTS (000)
Warrants — 0.0% ^
Diversified Telecommunication Services — 0.0% ^
Windstream Holdings, Inc. expiring 12/31/2049, price 10.75 USD ‡ *	6	49

JPMorgan Floating Rate Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	NO. OF WARRANTS (000)	VALUE ($000)
Warrants — continued
Entertainment — 0.0% ^
Cineworld Group expiring 11/23/2025, price 4,149.00 GBP *	63	—
Total Warrants (Cost $—) (g)		49
	SHARES (000)
Short-Term Investments — 5.4%
Investment Companies — 5.4%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 4.97% (h) (i) (Cost $15,269)	15,269	15,269
Total Investments — 100.6% (Cost $300,079)		284,842
Liabilities in Excess of Other Assets — (0.6)%		(1,670)
NET ASSETS — 100.0%		283,172

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
CME	Chicago Mercantile Exchange
GBP	British Pound
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
SCA	Limited partnership with share capital
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of May 31, 2023.
(c)	All or a portion of this security is unsettled as of May 31, 2023. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(d)	Defaulted security.
(e)	Fund is subject to legal or contractual restrictions on the resale of the security.
(f)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(g)	Value is zero.
(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of May 31, 2023.
Centrally Cleared Credit default swap contracts outstanding — sell protection(**) as of May 31, 2023 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.HY.40-V1	5.00	Quarterly	6/20/2028	4.73	USD3,000	(18)	80	62

JPMorgan Floating Rate Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
(**)
The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay an upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract.Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
CDX	Credit Default Swap Index
USD	United States Dollar

JPMorgan Floating Rate Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
A. Valuation of Investments — Investments are valued in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund's valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the Investment Company Act of 1940, the Board is required to determine fair value for securities that do not have readily available market quotations. Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Fund on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of Investments held in the Fund. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
A market-based approach is primarily used to value the Fund's investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”), or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s net asset values ("NAV") per share as of the report date.
Swaps are valued utilizing market quotations from approved Pricing Services.
See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at May 31, 2023.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Fund's investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

JPMorgan Floating Rate Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
The following table represents each valuation input as presented on the Schedule of Portfolio Investments ("SOI"):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Broadline Retail	$—	$—	$417	$417
Media	601	—	—	601
Professional Services	—	—	2,210	2,210
Specialty Retail	—	—	1,017	1,017
Total Common Stocks	601	—	3,644	4,245
Convertible Preferred Stocks	—	—	6,377	6,377
Corporate Bonds	—	21,819	—	21,819
Loan Assignments
Aerospace & Defense	—	5,955	—	5,955
Automobile Components	—	4,980	—	4,980
Beverages	—	2,417	—	2,417
Broadline Retail	—	3,784	—	3,784
Building Products	—	7,159	—	7,159
Capital Markets	—	2,253	—	2,253
Chemicals	—	7,610	—	7,610
Commercial Services & Supplies	—	14,212	—	14,212
Communications Equipment	—	4,055	—	4,055
Construction & Engineering	—	4,730	—	4,730
Consumer Staples Distribution & Retail	—	5,089	1,479	6,568
Containers & Packaging	—	8,939	—	8,939
Diversified Consumer Services	—	4,147	—	4,147
Diversified Telecommunication Services	—	4,715	—	4,715
Electric Utilities	—	4,396	—	4,396
Electrical Equipment	—	5,147	—	5,147
Electronic Equipment, Instruments & Components	—	2,955	—	2,955
Energy Equipment & Services	—	1,381	—	1,381
Entertainment	—	4,658	—	4,658
Financial Services	—	1,367	—	1,367
Food Products	—	1,565	—	1,565
Ground Transportation	—	6,919	—	6,919
Health Care Equipment & Supplies	—	6,651	—	6,651
Health Care Providers & Services	—	12,728	—	12,728
Hotels, Restaurants & Leisure	—	6,429	—	6,429
Household Durables	—	1,775	—	1,775
Independent Power and Renewable Electricity Producers	—	1,747	—	1,747
Insurance	—	5,893	—	5,893
IT Services	—	6,127	—	6,127
Leisure Products	—	846	423	1,269
Life Sciences Tools & Services	—	1,702	—	1,702
Machinery	—	9,306	—	9,306
Media	—	15,853	—	15,853
Oil, Gas & Consumable Fuels	—	4,587	—	4,587
Passenger Airlines	—	3,187	—	3,187
Personal Care Products	—	5,586	—	5,586

JPMorgan Floating Rate Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Pharmaceuticals	$—	$4,747	$—	$4,747
Professional Services	—	1,579	—	1,579
Semiconductors & Semiconductor Equipment	—	6,622	—	6,622
Software	—	18,741	—	18,741
Specialty Retail	—	11,674	—	11,674
Textiles, Apparel & Luxury Goods	—	968	—	968
Total Loan Assignments	—	235,181	1,902	237,083
Warrants
Diversified Telecommunication Services	—	—	49	49
Entertainment	—	— (a)	—	— (a)
Total Warrants	—	—	49	49
Short-Term Investments
Investment Companies	15,269	—	—	15,269
Total Investments in Securities	$15,870	$257,000	$11,972	$284,842
Appreciation in Other Financial Instruments
Swaps	$—	$80	$—	$80

(a)	Amount rounds to less than one thousand.
The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:
	Balance as of February 28, 2023	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of May 31, 2023
Investments in Securities:
Common Stocks	$4,100	$—	$(456)	$—	$—	$—	$—	$—	$3,644
Convertible Preferred Stocks	6,025	—	352	—	—	—	—	—	6,377
Loan Assignments	423	—	(21)	21	278	—	1,201	—	1,902
Warrants	49	—	—	—	—	—	—	—	49
Total	$10,597	$—	$(125)	$21	$278	$—	$1,201	$—	$11,972

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at May 31, 2023, which were valued using significant unobservable inputs (level 3) amounted to $(125).
There were no significant transfers into or out of level 3 for the period ended May 31, 2023.
The significant unobservable inputs used in the fair value measurement of the Fund's investments are listed below. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield and default rate may

JPMorgan Floating Rate Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at May 31, 2023	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$701	Term of Restructuring	Expected Recovery	10.90% - 100% (46.26%)

Loan Assignments	701
Total	$701

#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At May 31, 2023, the value of these investments was $11,271. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
B. Investment Transactions with Affiliates — The Fund invested in an Underlying Fund, which is advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. The Fund assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund's distributions may be reinvested into such Underlying Fund. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the period ended May 31, 2023
Security Description	Value at February 28, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at May 31, 2023	Shares at May 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 4.97% (a) (b)	$20,388	$48,017	$53,136	$—	$—	$15,269	15,269	$149	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of May 31, 2023.
C. Derivatives — The Fund used derivative instruments including options, futures contracts, forward foreign currency exchange contracts and swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.
The Fund may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund's risk of loss associated with these instruments may exceed their value.
The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund's ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund's net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.
Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Fund.
(1). Swaps — The Fund engaged in various swap transactions to manage credit, interest rate (e.g., duration, yield curve), currency, inflation and total return risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts

JPMorgan Floating Rate Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
negotiated over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.
Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, and amortized over the term of the swap. The value of an OTC swap agreement is recorded at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on swaps. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.
The Fund may be required to post or receive collateral based on the net value of the Fund's outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund's custodian bank.
The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.
The Fund's swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.
Credit Default Swaps
The Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.
The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.
Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.
If a credit event occurs, the Fund, as a protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund's portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.